                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2002
                                                        -----------------

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   1-12305                  04-3331237
            --------                   --------                 ----------
    (State or other Jurisdiction      (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (508) 679-8181
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEMS 1, 3, 4, 5, 6, 8 AND 9.

      Not applicable.

ITEM 2.     OTHER EVENTS.
            ------------

      On February 28, 2002, FIRSTFED AMERICA BANCORP, INC. ("FIRSTFED") consummated its acquisition of People's Bancshares, Inc. ("People's") pursuant to the Agreement and Plan of Merger, dated as of October 1, 2001, by and between FIRSTFED and People's (the "Merger Agreement"). The merger was completed through the merger of People's with and into FIRSTFED with FIRSTFED being the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, each share of People's common stock, par value of $0.10 per share, that was issued and outstanding at the effective time of the merger was converted into the right to receive either $22.00 in cash or 1.2644 shares of FIRSTFED common stock, par value $0.01 per share. The issuance of FIRSTFED common stock in the merger was subject to an allocation and proration process as described in the Merger Agreement. FIRSTFED will issue a total of approximately 1,896,000 shares and pay a total of approximately $40.3 million to the former People's stockholders, which resulted in a total purchase price of approximately $78.1 million, based on FIRSTFED's February 28, 2002 closing price. The press release issued by FIRSTFED announcing the consummation of the merger is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

            (a) The following financial statements of People's Bancshares, Inc. appearing on pages F-10 through F-44 of the Joint Proxy Statement/Prospectus contained in FIRSTFED's Registration Statement on Form S-4 (File No. 333-73924) are incorporated herein by reference:

            Independent Auditors' Report
            Consolidated Balance Sheets as of December 31, 2000 and 1999 Consolidated Statements of Income for the Years Ended
              December 31, 2000, 1999 and 1998
            Consolidated Statements of Stockholders' Equity
              for the Years Ended December 31, 2000, 1999 and 1998
            Consolidated Statements of Cash Flows for the Years Ended
              December 31, 2000, 1999 and 1998
            Consolidated Balance Sheets as of September 30, 2001 (unaudited) and
              December 31, 2000
            Consolidated Statements of Income for the Nine Month Period Ended
              September 30, 2001 and 2000 (unaudited)
            Notes to Consolidated Financial Statements

            (b) The unaudited pro forma consolidated condensed combined statement of operations for the year ended March 31, 2001 and the notes to the unaudited pro forma consolidated condensed combined financial statements on pages 87 through 94 of the Joint Proxy Statement/Prospectus contained in FIRSTFED's Registration Statement on Form S-4 (File No. 333-73924) are incorporated herein by reference.

            As of the date of this filing, it is impracticable to provide the unaudited pro forma consolidated condensed combined balance sheet as of December 31, 2001 and the unaudited pro forma consolidated condensed combined statement of operations for the three months ended December 31, 2001. The required pro forma financial information will be filed as soon as possible and in no event later than May 14, 2002.

            (c) Exhibits: The following exhibits are filed as part of this report:

            Exhibit No.     Description
            -----------     -----------

              2.1 Agreement and Plan of Merger, dated as of October 1, 2001, by and between FIRSTFED and People's (incorporated by reference to FIRSTFED's Current Report on Form 8-K filed on October 2, 2001).

             23.1           Consent of Wolf & Company, P.C.

             99.1           Press Release, dated March 1, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 13, 2002                By: /s/ Robert F. Stoico
                                         ---------------------------------------
                                         Robert F. Stoico
                                         Chairman, President and Chief Executive
                                         Officer





                                        3